SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                September 8, 2006
                        (Date of earliest event reported)

                         Commission file number: 014754

                        ELECTRIC AND GAS TECHNOLOGY, INC.
        (Exact name of small business issuer as specified in its charter)

             TEXAS                                               75-2059193
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

                     3233 W. Kingsley, Garland, Texas 75041
                    (Address of principal executive offices)

                   (972) 840-3223 (Issuer's telephone number)

                                 NOT APPLICABLE
         (Former name, former address and former fiscal year, if changed since last report)


Item 8.01 Other Events

On September 8, 2006, Vision Opportunity Master Fund, Ltd. Exercised the Over-Allotment Option for three hundred fifty seven thousand (357,000) shares of Common Stock at a price of $0.60 per share as provided under the Form SB-2 filed and accepted on June 16, 2006.


ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS

c) Exhibits. n/a

                                                 Electric & Gas Technology, Inc.
                                                 (Registrant)

Date:  September 13, 2006                        By: /s/ George M. Johnston
                                                    ----------------------------
                                                    George M. Johnston
                                                    Executive Vice President &
                                                    Chief Financial Officer